QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 2007, in the Registration Statement (Amendment No. 1 to Form S-1 No. 333-141915) and related Prospectus of BladeLogic, Inc. dated May 15, 2007.

/s/ Ernst & Young LLP

Boston, Massachusetts
May 11, 2007

QuickLinks

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM